AMERITAS LIFE OF NY

SEPARATE ACCOUNT VA

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Life of NY Separate Account VA

and the Board of Directors of Ameritas Life Insurance Corp. of New York

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Life of NY Separate Account VA (the “Account”) as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 21, 2025

We have served as the Account’s auditor since 2001.

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FS-3

AMERITAS LIFE OF NY
SEPARATE ACCOUNT VA
STATEMENTS OF NET ASSETS
DECEMBER 31, 2024

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
4.087 shares at $27.78 per share (cost $113)	$114
Calvert Variable Trust, Inc. (Summit):
CVT EAFE International Index Portfolio, Class I (EAFE Intl.) -
0.702 shares at $95.85 per share (cost $52)	67
CVT S&P 500 Index Portfolio (S&P 500) -
522.458 shares at $201.72 per share (cost $66,265)	105,390
CVT Investment Grade Bond Index Portfolio, Class I (Barclays) -
4.855 shares at $47.57 per share (cost $262)	231
Fidelity(R) Variable Insurance Products (Fidelity):
Fidelity(R) VIP Growth Portfolio, Service Class 2 (Growth SC2) -
1,833.740 shares at $92.74 per share (cost $122,771)	170,061
Fidelity(R) VIP Overseas Portfolio, Service Class 2 (Overseas SC2) -
0.000 shares at $25.15 per share (cost $0)	-
Fidelity(R) VIP Investment Grade Bond Portfolio, Service Class 2 (Inv. Bond SC2) -
0.000 shares at $10.62 per share (cost $0)	-
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
0.000 shares at $1.00 per share (cost $0)	-

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$275,863

The accompanying notes are an integral part of these financial statements.

FS-4

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VA

FOR THE PERIODS ENDED DECEMBER 31

	Calvert

	Mid Cap

	2024
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(1)
Net investment income(loss)	(1)

Realized gain(loss) on investments:
Net realized gain distributions	1
Net realized gain(loss) on sale of fund shares	-
Net realized gain(loss)	1

Change in unrealized appreciation/depreciation	10

Net increase(decrease) in net assets resulting
from operations	$10

	Mid Cap

STATEMENTS OF CHANGES IN NET ASSETS	2024	2023
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(1)	$(1)
Net realized gain(loss)	1	(96)
Net change in unrealized appreciation/depreciation	10	106
Net increase(decrease) in net assets resulting
from operations	10	9

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	-	-
Subaccounts transfers (including fixed account), net	-	8
Transfers for policyowner benefits and terminations	-	(461)
Policyowner maintenance charges	-	-
Net increase(decrease) from policyowner transactions	-	(453)

Total increase(decrease) in net assets	10	(444)
Net assets at beginning of period	104	548
Net assets at end of period	$114	$104

The accompanying notes are an integral part of these financial statements.

FS-5

Summit

	S&P 500		Barclays

2024		2024		2024

$2		$1,215		$7
-		(1,365)		(2)
2		(150)		5

-		5,476		-
-		505		-
-		5,981		-

-		13,812		(5)

$2		$19,643		$-

EAFE Intl.		S&P 500		Barclays

2024	2023	2024	2023	2024	2023

$2	$1	$(150)	$(3)	$5	$3
-	42	5,981	4,856	-	(130)
-	(29)	13,812	11,919	(5)	168

2	14	19,643	16,772	-	41

-	-	-	-	-	-
-	3	-	34	-	(9)
-	(278)	-	(3,039)	-	(1,091)
-	-	-	-	-	-
-	(275)	-	(3,005)	-	(1,100)

2	(261)	19,643	13,767	-	(1,059)
65	326	85,747	71,980	231	1,290
$67	$65	$105,390	$85,747	$231	$231

FS-6

AMERITAS LIFE OF NY

SEPARATE ACCOUNT VA

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity

	Growth SC2

	2024
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$-
Mortality and expense risk charge	(2,219)
Net investment income(loss)	(2,219)

Realized gain(loss) on investments:
Net realized gain distributions	36,567
Net realized gain(loss) on sale of fund shares	933
Net realized gain(loss)	37,500

Change in unrealized appreciation/depreciation	2,195

Net increase(decrease) in net assets resulting
from operations	$37,476

	Growth SC2

STATEMENTS OF CHANGES IN NET ASSETS	2024	2023
Increase(decrease) in net assets from operations:
Net investment income(loss)	$(2,219)	$(1,599)
Net realized gain(loss)	37,500	6,151
Net change in unrealized appreciation/depreciation	2,195	29,114
Net increase(decrease) in net assets resulting
from operations	37,476	33,666

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	-	-
Subaccounts transfers (including fixed account), net	-	-
Transfers for policyowner benefits and terminations	-	-
Policyowner maintenance charges	-	-
Net increase(decrease) from policyowner transactions	-	-

Total increase(decrease) in net assets	37,476	33,666
Net assets at beginning of period	132,585	98,919
Net assets at end of period	$170,061	$132,585

The accompanying notes are an integral part of these financial statements.

FS-7

Fidelity
Inv. Bond
Overseas SC2		SC2		Money Market

2024		2024		2024

$-		$-		$-
-		-		-
-		-		-

-		-		-
-		-		-
-		-		-

-		-		-

$-		$-		$-

Overseas SC2		Inv. Bond SC2		Money Market

2024	2023	2024	2023	2024	2023

$-	$-	$-	$-	$-	$-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-

-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

-	-	-	-	-	-
-	-	-	-	-	-
$-	$-	$-	$-	$-	$-

FS-8

AMERITAS LIFE OF NY SEPARATE ACCOUNT VA NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2024 AND 2023

1. ORGANIZATION

Ameritas Life of NY Separate Account VA (the “Account”) began operations during 2001. It operates as a separate investment account within Ameritas Life Insurance Corp. of New York (the “Company”), a wholly owned subsidiary of Ameritas Life Insurance Corp. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable annuity products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2024 there are eight subaccounts available within the Account listed as follows:

Calvert Research and Management	Fidelity Management & Research
(Advisor) (See Note 3)	Company LLC
Calvert (Fund Series short cite)	Fidelity
*Mid Cap (Subaccount short cite)	*Growth SC2
*Overseas SC2
Summit (formerly Calvert Variable	*Inv. Bond SC2
Products, Inc.)	*Money Market
*EAFE Intl.
*S&P 500
*Barclays

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-9

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for variable annuity separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-10

3. SEGMENT INFORMATION

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by Ameritas Life Insurance Corp. to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer of the Company as the chief operating decision maker as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses Increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the summary of significant account policies (see note 2.) The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment disclosure requirements as of December 31, 2024 and for the years ended December 31, 2024 and December 31, 2023. All assets held and revenue is generated in the US and there is no customer greater than 10% of consolidated results for all periods presented.

4. RELATED PARTIES

Ameritas Investment Partners, Inc., an affiliate of the Company, provides sub-advisor services to certain portfolios of the Summit funds for a fee. These fees are reflected in the daily value of the underlying portfolio share price. The fee is computed separately for each underlying portfolio on daily average net assets, at an annual rate, as of December 31, 2024 and 2023, as follows:

Sub-Advisor Fee %
S&P 500.050
Barclays	.050

FS-11

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended December 31, 2023 were as follows:
	Purchases	Sales
Calvert:
Mid Cap	$1	$-

Summit:
EAFE Intl.	1	-
S&P 500	6,691	1,365
Barclays	6	2

Fidelity:
Growth SC2	36,566	2,219
Overseas SC2	-	-
Inv. Bond SC2	-	-
Money Market	-	-

FS-12

6. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2024, these fees range between .95 percent and 1.40 percent (annualized) of net assets, depending on the product selected. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $36 per policy annually and/or as rider charges taken as a percent of net assets ranged up to .25 percent (annualized), depending on the product and options selected.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-13

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert:
Mid Cap
2024	91.22	91.22	1	114	-	0.95	0.95	9.64	9.64
2023	83.19	83.19	1	104	-	0.95	0.95	10.94	10.94
2022	74.99	74.99	7	548	-	0.95	0.95	(20.14)	(20.14)
2021	93.90	93.90	7	686	0.15	0.95	0.95	14.17	14.17
2020	82.25	82.25	7	601	0.39	0.95	0.95	11.29	11.29

Summit:
EAFE Intl.
2024	123.85	123.85	1	67	2.91	0.95	0.95	3.14	3.14
2023	120.07	120.07	1	65	1.68	0.95	0.95	17.61	17.61
2022	102.10	102.10	3	326	3.65	0.95	0.95	(15.43)	(15.43)
2021	120.72	120.72	3	385	1.86	0.95	0.95	9.84	9.84
2020	109.90	109.90	3	350	3.32	0.95	0.95	6.70	6.70

S&P 500
2024	365.32	376.67	288	105,390	1.25	0.95	1.40	22.90	23.53
2023	297.24	304.92	288	85,747	1.38	0.95	1.40	24.20	24.82
2022	239.33	244.28	300	71,980	1.24	0.95	1.40	(19.48)	(19.11)
2021	297.22	302.01	300	89,371	1.34	0.95	1.40	26.64	27.20
2020	234.69	237.43	300	70,554	1.73	0.95	1.40	16.46	17.00

Barclays
2024	57.28	57.28	4	231	3.03	0.95	0.95	0.09	0.09
2023	57.23	57.23	4	231	1.35	0.95	0.95	4.96	4.96
2022	54.53	54.53	24	1,290	2.74	0.95	0.95	(13.43)	(13.43)
2021	62.98	62.98	24	1,490	2.40	0.95	0.95	(2.78)	(2.78)
2020	64.78	64.78	24	1,533	2.85	0.95	0.95	6.31	6.31

Fidelity:
Growth SC2
2024	214.68	214.68	792	170,061	-	1.40	1.40	28.27	28.27
2023	167.37	167.37	792	132,585	-	1.40	1.40	34.03	34.03
2022	124.87	124.87	792	98,919	0.35	1.40	1.40	(25.69)	(25.69)
2021	168.05	168.05	792	133,125	-	1.40	1.40	21.20	21.20
2020	138.65	138.65	792	109,835	0.04	1.40	1.40	41.57	41.57

FS-14

6. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
				Net	Inv.
	Unit			Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Fidelity, continued:
Overseas SC2
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-

Inv. Bond SC2
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	-	-	-	-	-	-	-	-	-
2020	-	-	-	-	-	-	-	-	-

Money Market
2024	-	-	-	-	-	-	-	-	-
2023	-	-	-	-	-	-	-	-	-
2022	-	-	-	-	-	-	-	-	-
2021	1.00	1.00	-	-	-	0.95	0.95	(0.82)	(0.82)
2020	0.98	0.98	15,650	15,357	0.36	0.95	0.95	(0.63)	(0.63)

FS-15

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the periods ended December 31 were as follows:

	2024	2023
Calvert:
Mid Cap
Units issued	-	-
Units redeemed	-	(6)
Net increase(decrease)	-	(6)

Summit:
EAFE Intl.
Units issued	-	1
Units redeemed	-	(3)
Net increase(decrease)	-	(2)

S&P 500
Units issued	-	-
Units redeemed	-	(12)
Net increase(decrease)	-	(12)

Barclays
Units issued	-	-
Units redeemed	-	(20)
Net increase(decrease)	-	(20)

Fidelity:
Growth SC2
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Overseas SC2
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Inv. Bond SC2
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

Money Market
Units issued	-	-
Units redeemed	-	-
Net increase(decrease)	-	-

FS-16

AMERITAS LIFE INSURANCE

CORP. OF NEW YORK

________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF

DECEMBER 31, 2024 AND 2023 AND FOR EACH OF THE

THREE YEARS ENDED DECEMBER 31, 2024

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE

YEAR ENDED DECEMBER 31, 2024

AND INDEPENDENT AUDITOR'S REPORT

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors

Ameritas Life Insurance Corp. of New York

Lincoln, Nebraska

Opinions

We have audited the statutory-basis financial statements of Ameritas Life Insurance Corp. of New York

(the "Company"), which comprise the balance sheets - statutory basis as of December 31, 2024 and 2023, and the related summary of operations and changes in capital and surplus - statutory basis and statements of cash flows - statutory basis for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements - statutory basis (collectively referred to as the

"statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances

1

between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
2

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Reporting on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of selected financial data as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 27, 2025

3

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
	2024	2023
ADMITTED ASSETS
Bonds	$ 1,039,488	$ 1,027,455
Common stocks	1,685	1,710
Mortgage loans	195,947	219,950
Cash, cash equivalents, and short-term investments	24,011	10,936
Loans on insurance contracts	46,277	40,679
Derivative assets	12,506	11,506
Other investments	9,471	11,119
Total Cash and Invested Assets	1,329,385	1,323,355

Investment income due and accrued	11,513	11,037
Deferred and uncollected premiums	8,910	9,730
Net deferred income tax asset	6,069	6,148
Reinsurance receivables	10,369	7,572
Reinsurance premium refund (Note 1)	3,069	3,253
Other admitted assets	2,474	1,671
Separate account assets	490,303	461,332
Total Admitted Assets	$ 1,862,092	$ 1,824,098

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$ 1,144,409	$ 1,140,363
Deposit-type funds	34,410	34,707
Reserves for unpaid claims	12,748	9,730
Dividends payable to policyholders	847	764
Interest maintenance reserve	2,668	3,353
Accrued commissions, expenses and insurance taxes	1,941	2,479
Asset valuation reserve	12,314	12,367
Reinsurance payables	10,039	9,503
Funds held under coinsurance – affiliate	33,945	37,096
Payable to affiliates	217	3,029
Federal income tax payable – affiliate	73	372
Other liabilities	15,779	15,598
Separate account liabilities	490,303	461,332
Total Liabilities	1,759,693	1,730,693

Common stock, par value $1,000 per share; 2,000 shares authorized,
issued and outstanding	2,000	2,000
Additional paid in capital	186,202	186,202
Unassigned surplus	(85,803)	(94,797)
Total Capital and Surplus	102,399	93,405
Total Liabilities, Capital and Surplus	$ 1,862,092	$ 1,824,098

The accompanying notes are an integral part of the statutory basis financial statements.

4

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Summary of Operations and Changes in Capital and Surplus – Statutory Basis
(in thousands)

	Years Ended December 31
	2024	2023	2022
Premiums and Other Revenue
Premiums, net	$ 173,966	$ 171,068	$ 180,062
Premium income – assumed modco reinsurance – affiliate	9,968	11,843	(38,186)
Net investment income	59,076	54,607	49,989
Commissions and expense allowances on reinsurance ceded	2,297	2,212	2,356
Separate account reserve transfer assumed – affiliate	4,831	4,138	15,257
Miscellaneous income	6,041	5,461	5,449
Total Premiums and Other Revenue	256,179	249,329	214,927

Expenses
Benefits to policyholders	211,132	173,712	195,288
Modco reinsurance adjustment – affiliate	9,968	11,843	(38,186)
Change in reserves for life, accident and health policies	4,046	32,505	21,769
Commissions	12,884	12,235	12,041
General insurance expenses	31,526	29,365	30,548
Taxes, licenses and fees	3,431	2,861	3,315
Net transfers to (from) separate accounts	(26,074)	6,725	(11,988)
Total Expenses	246,913	269,246	212,787

Gain (Loss) from Operations before Dividends, Federal Income Tax
Expense and Net Realized Capital Losses	9,266	(19,917)	2,140
Dividends to policyholders	853	764	687
Gain (Loss) from Operations before Federal Income Tax
Expense and Net Realized Capital Losses	8,413	(20,681)	1,453
Federal income tax expense	121	381	877
Gain (Loss) from Operations before Net Realized Capital Losses	8,292	(21,062)	576
Net realized capital losses, net of taxes	(33)	(113)	(136)
Net Income (Loss)	8,259	(21,175)	440

Unassigned surplus
Change in unrealized gains (losses), net of tax	78	1,950	(2,087)
Change in net deferred income taxes	(1,426)	5,571	1,023
Change in nonadmitted assets	1,165	(5,930)	(2,083)
Change in liability for reinsurance in unauthorized companies	865	(1,232)	(112)
Change in asset valuation reserve	53	(1,088)	(1,307)
Net Change in Capital and Surplus	8,994	(21,904)	(4,126)

Capital and Surplus at the Beginning of the Year	93,405	115,309	119,435
Capital and Surplus at the End of Year	$ 102,399	$ 93,405	$ 115,309

The accompanying notes are an integral part of the statutory basis financial statements.

5

AMERITAS LIFE INSURANCE CORP. OF NEW YORK
Statement of Cash Flows - Statutory Basis
(in thousands)

	Years Ended December 31
	2024	2023	2022
OPERATING ACTIVITIES
Premium collected net of reinsurance	$ 173,801	$ 171,006	$ 175,958
Net investment income received	58,323	53,665	48,900
Separate account reserve transfer assumed – affiliate	4,831	2,931	15,812
Miscellaneous income	8,628	7,618	7,659
Benefits paid to policyholders	(208,990)	(168,843)	(188,858)
Commissions, expenses and taxes paid	(47,542)	(46,710)	(44,822)
Dividends paid to policyholders	(770)	(685)	(636)
Net transfers from (to) separate accounts	26,020	(6,740)	11,955
Federal income taxes received (paid)	(348)	(761)	1,314
Net Cash from Operating Activities	13,953	11,481	27,282

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	99,678	71,036	124,762
Cost of investments acquired	(86,712)	(84,703)	(146,332)
Net change in loans on insurance contracts	(5,953)	(7,486)	(2,492)
Net Cash from Investing Activities	7,013	(21,153)	(24,062)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	(297)	(512)	326
Other miscellaneous, net	(7,594)	(3,169)	3,355
Net Cash from Financing and Miscellaneous Activities	(7,891)	(3,681)	3,681

Net Change in Cash, Cash Equivalents and Short-Term
Investments	13,075	(13,353)	6,901

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	10,936	24,289	17,388

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$ 24,011	$ 10,936	$ 24,289

Non-cash transactions from investing activities:
Exchanges of bonds and stocks	$ 3,882	$ 22	$ 2,521

The accompanying notes are an integral part of the statutory basis financial statements.

6

AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2024, 2023 and 2022

(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Ameritas Life Insurance Corp. of New York (the Company or Ameritas NY), a stock life insurance company domiciled in the State of New York, is a wholly-owned subsidiary of Ameritas Life Insurance Corp. (Ameritas Life). Ameritas Life is a wholly-owned subsidiary of Ameritas Holding Company (AHC), and AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc. (AIP), an advisor providing investment management services to the Company.

Ameritas Life is an insurance company domiciled in the State of Nebraska. In addition to the Company, Ameritas Life owns Ameritas Investment Company, LLC (AIC), a broker dealer, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), a registered investment advisor.

Effective October 1, 2023, Select Benefits Group, LLC, a third-party administrator (TPA) for dental and vision plans, was liquidated with net assets distributed to Ameritas Life.

The Company’s insurance operations consist of life and health insurance, annuity, group pensions and retirement contracts as well as group dental and vision products issued in the State of New York.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (New York Department). Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the New York Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP has been adopted as a component of prescribed or permitted practices by the New York Department with modifications as the State of New York has adopted certain prescribed accounting practices that differ from those found in NAIC SAP (NY Reg 172). Specifically New York adopted NAIC SSAP No. 61, Life, Deposit-type and Accident and Health Reinsurance with the following addition: If a ceding insurer that receives credit for reinsurance by way of deduction from its reserve liability remits the associated reinsurance premiums for coverage beyond the paid-to-date of the policy, the ceding insurer may record an asset for the portion of the gross reinsurance premium that provides reinsurance coverage for the period from the next policy premium due date to the earlier of 1) the end of the policy year or 2) the next reinsurance premium due date. The asset shall be admitted as a write-in asset to the extent that the reinsurer must refund premiums to the ceding insurer in the event of either the termination of the ceded policy or the termination of the reinsurance agreement. The Company recognized assets of $3,069 and $3,253 at December 31, 2024 and 2023, respectively, related to the refund of reinsurance premiums on the Balance Sheets – Statutory Basis.

7

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and the New York Department is shown below:

	December 31
	2024	2023	2022
Net income (loss) New York basis	$ 8,259	$ (21,175)	$ 440
New York Prescribed Practices that increase (decrease) NAIC SAP
NY Reg 172	458	34	(1)
Net income (loss) NAIC SAP	$ 7,801	$ (21,209)	$ 441

Statutory Surplus New York basis	$ 102,399	$ 93,405	$ 115,309
New York Prescribed Practices that (decrease) NAIC SAP
NY Reg 172	(1,907)	(2,365)	(2,400)
Statutory Capital and Surplus, NAIC SAP	$ 104,306	$ 95,770	$ 117,709

The impact of the New York prescribed accounting practices had an immaterial impact on the Company’s Risk Based Capital.

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI).

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Under NAIC SAP, investments in bonds are generally reported at amortized cost, with certain NAIC designated securities reported at the lower of amortized cost or fair value and adjustments to fair value reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income. Redeemable preferred stock would be carried at fair value with changes in unrealized gains and losses recognized in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

8

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted cash flows through an allowance, with the remaining unrealized loss, if applicable, recognized in other comprehensive income. Changes in the allowance for credit-related impairment are recorded through income.

Investments in unaffiliated common stocks are stated at fair value with changes in fair value recognized in unrealized gains (losses) on investments, a component of surplus. Under GAAP, common stocks are carried at fair value with changes in unrealized gains and losses recognized in income.

The asset valuation reserve (AVR) and interest maintenance reserve (IMR) are established only on the statutory financial statements.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred under NAIC SAP. Under GAAP, costs related to successful acquisitions are capitalized and charged to operations as the revenues or expected gross profits are recognized or in proportion to policy face amount.

Under NAIC SAP, amounts that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, amounts would be reported as a liability and amortized into revenue using the same assumptions used to amortize deferred policy acquisition costs.

Certain assets designated as nonadmitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Under NAIC SAP, Universal Life and Annuity revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance.

Policy reserves for Life, Accident and Health policies are based on methods prescribed by the NAIC. For policies subject to formulaic reserving method, a prescribed limited range of assumptions, such as mortality, morbidity and interest assumptions are used. For policies subject to Principle Based Reserving method, a wider range of the Company’s own assumptions are considered, subject to prescribed rule based regulatory requirements. Under GAAP, policy reserves are based on the Company’s own experience and assumptions such as morbidity, mortality, lapse, and interest rates.

9

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date based on the best available estimate of the amount of dividends to be paid.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded.

Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

NAIC SAP requires an amount be recorded for deferred taxes as a component of surplus, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets that are not applicable under GAAP. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive income and its components are not presented under NAIC SAP.

Significant statutory accounting practices are as follows:

Investments

Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Common stock, excluding Federal Home Loan Bank (FHLB) common stock, is carried at fair value. FHLB common stock is carried at cost. The change in the carrying value is recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus.

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a nonadmitted asset.

Other investments are surplus debentures that are carried under the amortized cost method.

10

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells Exchange traded call options (Exchange traded index call options) based on the Standard & Poor's 500 Stock Index to hedge equity index universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 19, 2025. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the call options.  To minimize this risk, the Company only enters into listed contracts guaranteed by the Chicago Board Options Exchange.  The credit exposure is limited to the fair value of the net call options of $5,744 and $4,398 at December 31, 2024 and 2023, respectively. The Company may be required to post collateral to the brokering bank for the Exchange traded index call options. At December 31, 2024 and 2023, no collateral was required to be posted to the brokering bank under the terms of the option contract. The notional value of the gross assets was $113,338 and $85,175 at December 31, 2024 and 2023, respectively. The notional value of the gross liabilities was $121,163 and $90,750 at December 31, 2024 and 2023, respectively.

The options are carried at their fair value and are reflected as derivative assets and other liabilities in the Balance Sheets – Statutory Basis. The amount reported in other liabilities for options was $6,762 and $7,109 at December 31, 2024 and 2023, respectively. Changes in the fair value of expired options are reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total gain from expired options of $2,417, $526, and ($1,346) was recorded in net investment income for the years ended December 31, 2024, 2023, and 2022, respectively. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis and totaled $99, $2,468, and ($2,642) for the years ended December 31, 2024, 2023, and 2022, respectively.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is nonadmitted. There were no accrued interest amounts excluded from unassigned surplus at December 31, 2024 and 2023, respectively.

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Nonadmitted Assets

In accordance with NAIC SAP, certain assets, designated as nonadmitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Nonadmitted assets consist primarily of a portion of deferred income tax assets, loans on insurance contracts, advances to agents, unearned annualized commissions and other assets not specifically identified as an admitted asset within NAIC SAP. Total nonadmitted assets were $23,575 and $24,740 at December 31, 2024, and 2023, respectively.

11

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds

Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods as prescribed by the New York Department.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims

The reserves for unpaid group and individual dental and vision claims are estimated using historical claim lags, with adjustments based on the current level of pending/unprocessed claims, and relative to the historical levels during the time period used to generate claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims. An additional liability is recorded for claim adjustment expenses corresponding to the unpaid claims.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

Dividends to Policyholders

Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on individual life participating policies was $2,470,463 or 18.1% and $977,436 or 7.2% of the individual life policies in force as of December 31, 2024 and 2023, respectively.

12

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Asset Valuation and Interest Maintenance Reserves

The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into net investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $445, $838, and $1,397 for 2024, 2023, and 2022, respectively.

Recognition of Premium Revenues and Related Costs

Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance

Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts. In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Income Taxes

The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities, or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2024 and 2023.

The Company is subject to taxation in the United States and New York. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the AMHC consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. This examination has reached the IRS Appeals process and any potential tax changes required are not expected to be material. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years 2018 through 2020 and years before 2015.

13

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations

The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes, including policies and related impacts from pandemics or other public health issues. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Accounting Pronouncements

The NAIC issued revisions to Statement of Statutory Accounting Principles (SSAP) No. 26 – Bonds, and SSAP No. 43R – Asset-Backed Securities, SSAP No. 2R – Cash, Cash Equivalents, Drafts, and Short-Term Investments, SSAP No. 21R – Other Admitted Assets, as part of the Principles-Based Bond Project. The amended guidance provides criteria for distinguishing bonds from other types of investments, further restricts the investments that are permitted for cash equivalent or short-term reporting and provides guidance for debt securities that do not qualify as bonds under the principles-based bond definition. The guidance is effective on January 1, 2025. The Company is currently evaluating the impact of this guidance on its financial position and results of operations.

NOTE 2 – INVESTMENTS

Bonds

The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

	December 31, 2024
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 7,417	$ —	$ (488)	$ 6,929
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	34,394	46	(1,860)	32,580
Hybrid securities	2,049	—	(75)	1,974
Industrial and miscellaneous	995,628	3,087	(106,332)	892,383
Total bonds	$ 1,039,488	$ 3,133	$ (108,755)	$ 933,866

14

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2023
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$ 9,477	$ 3	$ (578)	$ 8,902
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	27,601	96	(1,480)	26,217
Hybrid securities	2,049	—	(265)	1,784
Industrial and miscellaneous	988,328	7,563	(91,900)	903,991
Total bonds	$ 1,027,455	$ 7,662	$ (94,223)	$ 940,894

The cost or amortized cost and estimated fair value of bonds at December 31, 2024 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$ 37,753	$ 37,556
Due after one year through five years	182,155	177,439
Due after five years through ten years	178,340	166,321
Due after ten years	622,085	535,020
Bonds with multiple repayment dates	19,155	17,530
Total bonds	$ 1,039,488	$ 933,866

Proceeds from the sales of bonds were $15,989, $904, and $30,310 for the years ended December 31, 2024, 2023, and 2022, respectively.

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2024	2023	2022
Bonds:
Gross realized capital gains on sales	$ 104	$ 8	$ 142
Gross realized capital losses on sales	(320)	(13)	(296)
Net realized capital losses on sales	(216)	(5)	(154)
Other, including impairments and net gain on dispositions other than sales	(77)	(77)	(173)
Total bonds	(293)	(82)	(327)
Mortgage loans	(52)	—	—
Other investments	—	—	25
Realized capital losses before federal income taxes and transfer to IMR	(345)	(82)	(302)
Realized capital gains (losses) transferred to IMR	(303)	61	(130)
Federal income tax benefit	(9)	(30)	(36)
Net realized capital losses	$ (33)	$ (113)	$ (136)

The Company has entered into an agreement with the FHLB of New York to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $30,930 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $335 maximum, plus an additional activity-based stock purchase equal to 4.5% of the dollar amount of any outstanding advances. As part of the agreement, $1,685 and $1,710 in stock was owned at December 31, 2024 and 2023, respectively. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2024 and 2023.

15

NOTE 2 – INVESTMENTS, (continued)

The amount of FHLB capital stock held, in aggregate, and classified as of December 31, 2024 and 2023 is as follows:

	General Account
	2024	2023
Membership stock - class B	$ 335	$ 360
Activity stock	1,350	1,350
Aggregate total	$ 1,685	$ 1,710
Actual borrowing capacity as determined by the insurer	$ 30,930	$ 30,947

As of December 31, 2024 and 2023, the Company did not have any FHLB membership stock listed above eligible for redemption.

As of December 31, 2024 and 2023, the Company had $30,000 of funding agreements outstanding with the FHLB. There are $37,325 and $33,503 of collateral pledged at December 31, 2024 and 2023, respectively. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves of $30,093 and $30,116 are reported in deposit-type funds on the Balance Sheets – Statutory Basis as of December 31, 2024 and 2023, respectively.

The values of the collateral pledged to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2024	2023
Fair value	$ 35,350	$ 31,673
Carrying value	37,325	33,503
Aggregate total borrowing - funding agreements	30,000	30,000

The maximum amount of collateral pledged to the FHLB during the years ended December 31 is as follows:

	General Account
	2024	2023
Fair value	$ 36,261	$ 34,713
Carrying value	37,726	36,353
Amount borrowed at time of maximum collateral - funding agreements	30,000	30,000

There are prepayment penalties on the Company's funding agreements.

16

NOTE 2 – INVESTMENTS, (continued)

Restricted Assets

A detailed summary of restricted assets (including pledged assets) primarily bonds at cost or amortized cost is as follows:

	December 31, 2024
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 1,685	$ 1,710	$ (25)	$ —	$ 1,685	0.1%	0.1%
Bonds on deposit with states	506	507	(1)	—	506	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	37,325	33,503	3,822	—	37,325	2.0%	2.0%
Total Restricted Assets	$ 39,516	$ 35,720	$ 3,796	$ —	$ 39,516	2.1%	2.1%

	December 31, 2023
Restricted Asset Category	Gross Restricted					Percentage
	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$ 1,710	$ 1,712	$ (2)	$ —	$ 1,710	0.1%	0.1%
Bonds on deposit with states	507	509	(2)	—	507	0.0%	0.0%
Pledged as collateral to
FHLB (including assets
backing agreements)	33,503	36,808	(3,305)	—	33,503	1.8%	1.8%
Total Restricted Assets	$ 35,720	$ 39,029	$ (3,309)	$ —	$ 35,720	1.9%	1.9%

An aging of unrealized losses on the Company’s investments in bonds were as follows:

	December 31, 2024
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ —	$ —	$ 6,929	$ (488)	$ 6,929	$ (488)
Special revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	12,261	(311)	20,153	(1,549)	32,414	(1,860)
Hybrid securities	—	—	1,974	(75)	1,974	(75)
Industrial and miscellaneous	145,143	(2,505)	713,939	(103,827)	859,082	(106,332)
Total	$ 157,404	$ (2,816)	$ 742,995	$ (105,939)	$ 900,399	$ (108,755)

17

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2023
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$ 96	$ —	$ 8,805	$ (578)	$ 8,901	$ (578)
Special revenue and special
assessment obligations and all non-
guaranteed obligations of agencies
and authorities of governments and
their political subdivisions	5,032	(130)	21,185	(1,350)	26,217	(1,480)
Hybrid securities	—	—	1,784	(265)	1,784	(265)
Industrial and miscellaneous	130,212	(868)	748,352	(91,032)	878,564	(91,900)
Total	$ 135,340	$ (998)	$ 780,126	$ (93,225)	$ 915,466	$ (94,223)

The unrealized losses related to bonds in 2024 and 2023 reported above were partially due to liquidity and market-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security for a period of time sufficient to allow for a recovery in value. The Company has determined that such declines are temporary in nature.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to the magnitude of the unrealized loss; the volatility of the investment; analyst recommendations, price targets and NAIC ratings; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company did not record any realized losses for other-than-temporary impairments on unaffiliated common stocks during 2024, 2023, and 2022.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2024 and 2023, bonds at book/adjusted carrying value totaling $22,902 and $23,768, respectively, (2.2% and 2.3%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. The Company did not recognize any other-than-temporary impairments on loan-backed and structured security investments in 2024 and 2023.

A summary of loan-backed and structured security investments included in industrial and miscellaneous with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2024
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$ 14,703	$ 14,503	$ (200)	$ 92,509	$ 85,094	$ (7,415)

December 31, 2023
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
Structured securities	$ 8,859	$ 8,710	$ (149)	$ 137,517	$ 127,153	$ (10,364)

18

NOTE 2 – INVESTMENTS, (continued)

Mortgage Loans

For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations.

Debt service coverage ratios for income dependent mortgage loans on commercial real estate are summarized as follows:

	December 31
	2024	2023
DSCR distribution
Below 1.0	$ 6,779	$ 7,300
1.0 - 1.2	9,887	15,289
1.2 - 1.5	32,179	34,674
Greater than 1.5	146,221	161,714
Total	$ 195,066	$ 218,977

Mortgage loans with DSCR below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2024	2023
Loan to value
Below 60%	$ 634	$ 715
60-75%	247	258
Total	$ 881	$ 973

An aging analysis of the commercial mortgage loans held by the Company is summarized as follows:

	December 31
	2024	2023
Recorded investment (all)
Current	$ 194,459	$ 219,950
30-59 days past due	—	—
60-89 days past due	536	—
90-179 days past due	—	—
180+ days past due	952	—
Accruing interest 90-179 days past due
Recorded investment	952	—
Interest accrued	22	—
Participant or co-lender in a mortgage
Recorded investment	$ 195,856	$ 219,550

At December 31, 2024, the average size of an individual commercial mortgage loan was $360. The Company's commercial mortgage loan policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. Due and accrued interest income deemed collectible on impaired loans over 180 days past due is nonadmitted. As of December 31, 2024, the maximum and minimum rates of interest in the Company's commercial mortgage loan portfolio were 7.85% and 2.85%.

19

NOTE 2 – INVESTMENTS, (continued)

In 2024 and 2023, the Company had 11 and 16 commercial loans acquired or with additions to existing loans totaling $1,212 and $4,941 at the maximum rate of interest of 7.85% and 7.85% and the minimum rate of interest of 4.55% and 4.50%, respectively. No other categories of mortgage loans were acquired.

Commercial mortgage loans are evaluated individually for impairment. At December 31, 2024, the Company had impairments for commercial mortgage loans of $52 and interest income on impaired mortgage loans of $22. The Company had no investment in impaired loans with an allowance for credit losses as of December 31, 2024 and 2023. In 2024 and 2023, the Company had no mortgage loans derecognized as a result of foreclosure.

Offsetting and Netting of Assets and Liabilities

As of December 31, 2024 and 2023, the Company held no call options subject to netting.

Net Investment Income

Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2024	2023	2022
Income:
Bonds	$ 45,538	$ 42,348	$ 38,434
Common stocks	122	142	91
Mortgage loans	9,059	9,794	10,886
Loans on insurance contracts	2,039	1,675	1,517
Cash, cash equivalents, and short-term investments	687	970	311
Derivatives	2,417	526	(1,346)
Other investments	585	576	514
Amortization of interest maintenance reserve	445	838	1,397
Gross investment income	60,892	56,869	51,804
Total investment expenses	1,816	2,262	1,815
Net investment income	$ 59,076	$ 54,607	$ 49,989

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2024 and 2023, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 6 and 2, respectively. The aggregate amount of investment income generated as a result of prepayment penalties and/or acceleration fees collected from called securities was $205 and $77, respectively.

Fair Value Measurements

Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

20

NOTE 2 – INVESTMENTS, (continued)

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

December 31, 2024
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Derivative assets
Exchange traded index call options	$ 12,506	$ —	$ —	$ —	$ 12,506
Total derivatives	12,506	—	—	—	12,506
Separate account assets	—	—	—	490,303	490,303
Total assets at fair value/net asset value	$ 12,506	$ —	$ —	$ 490,303	$ 502,809

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 6,762	$ —	$ —	$ —	$ 6,762

Total liabilities at fair value	$ 6,762	$ —	$ —	$ —	$ 6,762

21

NOTE 2 – INVESTMENTS, (continued)

December 31, 2023
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Derivative assets
Exchange traded index call options	$ 11,506	$ —	$ —	$ —	$ 11,506
Total derivatives	$ 11,506	$ —	$ —	$ —	$ 11,506
Separate account assets	$ —	$ —	$ —	$ 461,332	$ 461,332
Total assets at fair value/net asset value	$ 11,506	$ —	$ —	$ 461,332	$ 472,838

Liabilities at fair value
Derivative liabilities
Exchange traded index call options	$ 7,109	$ —	$ —	$ —	$ 7,109
Total liabilities at fair value	$ 7,109	$ —	$ —	$ —	$ 7,109

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities

These assets and liabilities include exchange traded index call options. Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities.

Level 2 – Financial Assets and Liabilities

There were no financial assets or liabilities measured at fair value in Level 2 at December 31, 2024 and 2023.

Level 3 - Financial Assets and Liabilities

There were no financial assets or liabilities measured at fair value in Level 3 at December 31, 2024 and 2023.

NAV – Financial Assets

Separate account assets and liabilities represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets and liabilities are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The Company had no financial instruments carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements for the years ended December 31, 2024 and 2023.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were determined it was not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously.

22

NOTE 2 – INVESTMENTS, (continued)

	December 31, 2024
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 933,866	$ 1,039,488	$ —	$ 689,965	$ 243,901	$ —
Common stocks	1,685	1,685	—	1,685	—	—
Mortgage loans	179,533	195,947	—	—	179,533	—
Cash, cash equivalents and
short-term investments	24,011	24,011	24,011	—	—	—
Loans on insurance contracts	42,329	46,277	—	—	42,329	—
Derivative assets	12,506	12,506	12,506	—	—	—
Other investments	8,266	9,471	—	7,452	814	—
Investment income due and accrued	11,513	11,513	11,513	—	—	—
Separate account assets	—	490,303	—	—	—	490,303
Total financial assets	$ 1,213,709	$ 1,831,201	$ 48,030	$ 699,102	$ 466,577	$ 490,303

Liabilities:
Deposit-type funds	$ 34,295	$ 34,410	$ —	$ —	$ 34,295	$ —
Derivative related liabilities	6,762	6,762	6,762	—	—	—
Separate account liabilities	—	490,303	—	—	—	490,303
Total financial liabilities	$ 41,057	$ 531,475	$ 6,762	$ —	$ 34,295	$ 490,303

	December 31, 2023
	Fair Value	Book /Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$ 940,894	$ 1,027,455	$ —	$ 672,703	$ 268,191	$ —
Common stocks	1,710	1,710	—	1,710	—	—
Mortgage loans	203,282	219,950	—	—	203,282	—
Cash, cash equivalents and
short-term investments	10,936	10,936	10,936	—	—	—
Loans on insurance contracts	34,609	40,679	—	—	34,609	—
Derivative assets	11,506	11,506	11,506	—	—	—
Other investments	10,137	11,119	—	9,271	866	—
Investment income due and accrued	11,037	11,037	11,037	—	—	—
Separate account assets	—	461,332	—	—	—	461,332
Total financial assets	$ 1,224,111	$ 1,795,724	$ 33,479	$ 683,684	$ 506,948	$ 461,332

Liabilities:
Deposit-type funds	$ 34,577	$ 34,707	$ —	$ —	$ 34,577	$ —
Derivative liabilities	7,109	7,109	7,109	—	—	—
Separate account liabilities	—	461,332	—	—	—	461,332
Total financial liabilities	$ 41,686	$ 503,148	$ 7,109	$ —	$ 34,577	$ 461,332

23

NOTE 2 – INVESTMENTS, (continued)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instruments for which it is practicable to estimate a value:

Bonds: For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For stock in FHLB, carrying amount approximates fair value which is the value at which the FHLB will repurchase the stock and is assigned to level 2.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk.

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts approximate fair values.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Derivative assets and liabilities: Exchange traded index call options valuations are based on quoted net asset values in active markets for identical securities. Written exchange traded call options are classified as Level 1.

Other investments: Fair values are estimated using values obtained from independent pricing services when available, or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments priced based on observable market information are assigned to Level 2. Other investments priced based on unobservable market inputs or internal valuations are assigned to Level 3.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 3 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

24

NOTE 3 - INCOME TAXES, (continued)

The components of the net deferred tax asset as of December 31, 2024 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 29,513	$ 21	$ 29,534
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	29,513	21	29,534
Deferred tax assets nonadmitted	19,952	21	19,973
Subtotal net admitted deferred tax assets	9,561	—	9,561
Deferred tax liabilities	(3,492)	—	(3,492)
Net admitted deferred tax assets	$ 6,069	$ —	$ 6,069

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2024 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$ 6,069	$ —	$ 6,069
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$ 6,069	$ —	$ 6,069
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$ 14,449
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$ 3,492	$ —	$ 3,492
Deferred tax assets admitted as the result of application of NAIC SAP	$ 9,561	$ —	$ 9,561

The components of the net deferred tax asset as of December 31, 2023 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ 31,268	$ 35	$ 31,303
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	31,268	35	31,303
Deferred tax assets nonadmitted	21,307	35	21,342
Subtotal net admitted deferred tax assets	9,961	—	9,961
Deferred tax liabilities	(3,813)	—	(3,813)
Net admitted deferred tax assets	$ 6,148	$ —	$ 6,148

25

NOTE 3 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2023 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$ 6,148	$ —	$ 6,148
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$ 6,148	$ —	$ 6,148
Adjusted gross deferred tax assets allowed per limitation threshold	xxx	xxx	$ 13,089
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	3,813	$ —	$ 3,813
Deferred tax assets admitted as the result of application of NAIC SAP	$ 9,961	$ —	$ 9,961

The changes in the components of the net deferred tax asset from December 31, 2023 to December 31, 2024 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$ (1,755)	$ (14)	$ (1,769)
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	(1,755)	(14)	(1,769)
Deferred tax assets nonadmitted	(1,355)	(14)	(1,369)
Subtotal net admitted deferred tax assets	(400)	—	(400)
Deferred tax liabilities	321	—	321
Net admitted deferred tax assets	$ (79)	$ —	$ (79)

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through loss carrybacks	$ —	$ —	$ —
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
After application of the threshold limitation	$ (79)	$ —	$ (79)
Adjusted gross deferred tax assets expected to be realized following
the balance sheet date	$ (79)	$ —	$ (79)
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	$ 1,361
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	$ (321)	$ —	$ (321)
Deferred tax assets admitted as the result of application of NAIC SAP	$ (400)	$ —	$ (400)

The Company used the following amounts in determining deferred tax asset admissibility:

	2024	2023
Ratio percentage used to determine recovery period and
Ratio percentage used to determine recovery period and threshold limitation amount	827%	633%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$ 96,330	$ 87,257

26

NOTE 3 - INCOME TAXES, (continued)

The impact of tax planning strategies as of December 31, 2024 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$ 29,513	$ 21
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	— %	— %
Net Admitted Adjusted Gross DTAs amount from above	$ 9,561	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	35.0%	— %

The impact of tax planning strategies as of December 31, 2023 is as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$ 31,268	$ 35
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	— %	— %
Net Admitted Adjusted Gross DTAs amount from above	$ 9,961	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	— %	— %

The changes in the impact of tax planning strategies from December 31, 2023 to December 31, 2024 are as follows:

	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted Gross DTAs amount from above	$ (1,755)	$ (14)
Percentage of adjusted gross DTAs by tax character attributable to the impact of
tax planning strategies	— %	— %
Net Admitted Adjusted Gross DTAs amount from above	$ (400)	$ —
Percentage of net admitted adjusted gross DTAs by tax character admitted because
of the impact of tax planning strategies	35.0%	— %

The Company's tax planning strategies include the use of reinsurance.

The provision for incurred federal income taxes on earnings is:

	Years ended December 31
	2024	2023	2022
Federal	$ 121	$ 381	$ 877
Federal income tax on net capital gains	(72)	(17)	(64)
Federal income tax incurred	$ 49	$ 364	$ 813

27

NOTE 3 - INCOME TAXES, (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2024	2023	2022	from 2023	from 2022
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$ 5	$ 5	$ 5	$ —	$ —
Unearned premium reserve	7	7	7	—	—
Policyholder reserves	18,623	21,018	16,518	(2,395)	4,500
Deferred acquisition costs	9,261	8,524	8,529	737	(5)
Policyholder dividends accrual	178	160	144	18	16
Receivables - nonadmitted	756	714	517	42	197
Other (including items <5% of total
ordinary tax assets)	683	840	571	(157)	269
Subtotal	29,513	31,268	26,291	(1,755)	4,977
Nonadmitted deferred tax assets	19,952	21,307	16,326	(1,355)	4,981
Admitted ordinary deferred tax assets	9,561	9,961	9,965	(400)	(4)

Capital
Investments	21	35	22	(14)	13
Nonadmitted	21	35	22	(14)	13
Admitted capital deferred tax assets	—	—	—	—	—
Admitted deferred tax assets	$ 9,561	$ 9,961	$ 9,965	$ (400)	$ (4)

	December 31			Change	Change
	2024	2023	2022	from 2023	from 2022
Deferred tax liabilities:
Ordinary
Investments	$ 356	$ 219	$ 251	$ 137	$ (32)
Deferred and uncollected premium	2,358	2,524	2,289	(166)	235
Policyholder reserves	366	652	976	(286)	(324)
Unearned commissions	412	418	360	(6)	58
Deferred tax liabilities	3,492	3,813	3,876	(321)	(63)
Net deferred tax assets	$ 6,069	$ 6,148	$ 6,089	$ (79)	$ 59

The change in the net admitted deferred tax assets was $(79), $59, and $(503) for the years ended December 31, 2024, 2023, and 2022, respectively. The change in nonadmitted deferred tax assets of $(1,369), $4,994, and $2,082, respectively, was included in change in nonadmitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2024, 2023, and 2022, respectively.

28

NOTE 3 - INCOME TAXES, (continued)

The change in net deferred income taxes as of December 31 are as follows:

	2024	2023	Change
Total gross deferred tax assets	$ 29,534	$ 31,303	$ (1,769)
Total deferred tax liabilities	3,492	3,813	(321)
Net deferred tax asset	$ 26,042	$ 27,490	(1,448)
Tax effect of change in unrealized gains			22
Change in net deferred income tax			$ (1,426)

	2023	2022	Change
Total gross deferred tax assets	$ 31,303	$ 26,313	$ 4,990
Total deferred tax liabilities	3,813	3,876	(63)
Net deferred tax asset	$ 27,490	$ 22,437	5,053
Tax effect of change in unrealized gains			518
Change in net deferred income tax			$ 5,571

	2022	2021	Change
Total gross deferred tax assets	$ 26,313	$ 25,234	$ 1,079
Total deferred tax liabilities	3,876	4,376	(500)
Net deferred tax asset	$ 22,437	$ 20,858	1,579
Tax effect of change in unrealized losses			(556)
Change in net deferred income tax			$ 1,023

29

NOTE 3 - INCOME TAXES, (continued)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2024, 2023, and 2022 were as follows:

	2024	2023	2022
Net gain (loss) from operations before income taxes	$ 8,414	$ (20,681)	$ 1,453
Net realized capital losses before income taxes	(345)	(82)	(302)
Change in unauthorized reinsurance	863	(1,232)	(112)
Total pre-tax statutory income (loss)	8,932	(21,995)	1,039
Change in nonadmitted assets	(202)	(937)	(2)
IMR amortization	(445)	(838)	(1,397)
Tax-exempt income	(823)	(736)	(564)
Non-deductible expense	60	48	78
Other	(18)	9	324
Subtotal	7,504	(24,449)	(522)
Statutory tax rate	0.21	0.21	0.21
Subtotal	1,576	(5,134)	(110)
Tax credits	(101)	(73)	(100)
Total statutory income taxes	$ 1,475	$ (5,207)	$ (210)

Federal and foreign income tax incurred	$ 49	$ 364	$ 813
Change in deferred income tax	1,426	(5,571)	(1,023)
Total statutory income taxes	$ 1,475	$ (5,207)	$ (210)

At December 31, 2024 the Company did not have any net operating loss, net capital and/or alternative minimum tax carryforwards. The amount of federal income taxes which is available for recoupment in the event of future capital losses is $257, $52, and $53 for the tax years of 2022, 2023, and 2024, respectively. There were no deposits admitted under Internal Revenue Code §6033.

The Company joins in a consolidated federal income tax return filed by AMHC with AHC, Ameritas Life and AIP.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Inflation Reduction Act was enacted on August 16, 2022, and included a new corporate alternative minimum tax (CAMT) which is effective for tax years beginning after 2022. The Company is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation subject to CAMT as a member of a tax-controlled group of corporations in 2024 and 2023.

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

The Company received no capital contributions from its parent in 2024, 2023, and 2022, respectively.

The Company has a $50,000 unsecured line of credit from ALIC. As of December 31, 2024, 2023, and 2022, there we no balances outstanding under the agreement.

30

NOTE 4 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2024 and 2023 which were recorded in other admitted assets and payables to affiliates in the Balance Sheets - Statutory Basis. The balances are settled monthly on a net basis.

	2024	2023
Ameritas Holding Company	$ (165)	$ (51)
Ameritas Investment Company, LLC	(52)	(52)
Ameritas Life Insurance Corp.	329	(2,926)
Ameritas Investment Partners, Inc.	—	1
Total	$ 112	$ (3,028)

The Company's affiliates provide technical, financial, legal and marketing support to the Company under a general cost sharing agreement. The cost of these services to the Company for the years ended December 31, 2024, 2023, and 2022 was $23,586, $23,385, and $22,058, respectively. In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, which are included in investment expenses, totaled $1,345, $1,353, and $1,346 for the years ended December 31, 2024, 2023, and 2022, respectively.

NOTE 5 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the New York Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company cannot exceed the lesser of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the New York Department. Based on this limitation, the Company would be able to pay $8,292 dividends in 2025 without prior approval. No dividends were paid to parent or affiliated companies in 2024, 2023, or 2022.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each is as follows as of December 31:

	2024	2023	2022
Unrealized capital gains (losses), net of taxes	$ 1,056	$ 978	$ (972)
Nonadmitted asset values	(23,575)	(24,740)	(18,810)
Asset valuation reserve	(12,314)	(12,367)	(11,279)
Liability for reinsurance in unauthorized companies	(1,320)	(2,185)	(953)

NOTE 6 - COMMITMENTS AND CONTINGENCIES

At December 31, 2024, the Company had outstanding agreements to fund mortgages totaling $596. In addition at December 31, 2024, the Company has committed to invest $500 in bonds in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2024 and 2023, the Company had FHLB lines of credit available up to $930 and $947, respectively. The Company had no outstanding balance as of December 31, 2024 and 2023 related to these lines of credit.

31

NOTE 6 - COMMITMENTS AND CONTINGENCIES, (continued)

Guaranty Funds Assessments

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2024, 2023, and 2022, the assets and charge to operations related to these assessments did not have a material financial impact. The Company recorded no amounts for the estimated liability and related asset for future guaranty fund assessments at December 31, 2024 and 2023, respectively, based on data provided by the National Organization of Life & Health Guaranty Associations.

The Company had no liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2024.

Litigation and Regulatory Examination

From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations. There were no claims (per claim or claimant) where amounts were paid to settle related extra contractual obligations or bad faith claims resulting from lawsuits during 2024 and 2023.

Uncollectibility of Assets

The Company had admitted assets of $1,323 and $1,011 at December 31, 2024 and 2023, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 7 - GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASC Plans

The gain (loss) from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2024	2023	2022
Gross reimbursement for medical cost incurred	$ 16,704	$ 15,520	$ 13,582
Other income or expenses (including interest paid to or received from plans)	949	1,017	1,023
Gross expenses incurred (claims and administrative)	17,653	16,537	14,605

Net gain (loss) from operations	$ 112	$ (4)	$ 37

32

NOTE 8 - LEASES

The Company leases office space for its corporate headquarters. The lease includes escalation clauses for fixed annual rent increases and an allocation of real estate taxes and operating expenses based on occupied square footage. The lease includes an option to renew for a five-year term. Rental expense under this lease totaled $91, $71, and $71 in 2024, 2023, and 2022, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2024:

Year	Amount
2025	$ 22
2026	29
2027	30
2028	30
2029	31
2030	10
Total	$ 152

NOTE 9 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, for which direct premiums written exceeded 5% of total capital and surplus. The third-party administrator administers group accident and health business, does not have an exclusive contract, and has been granted the authority for premium collection and binding authority. The total amount of direct premiums administered by the third-party administrator was $11,148, $10,708, and $10,771 for the years ended December 31, 2024, 2023, and 2022. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third party administrators was $16,058, $15,120, and $16,208 for the years ended December 31, 2024, 2023, and 2022.

NOTE 10 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2024 and through March 27, 2025, the date the financial statements were available to be issued.

NOTE 11 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company recaptured previously ceded business related to a reinsurer under an order of rehabilitation, due to a liquidation order effective September 30, 2023. The impacts from the liquidation order resulted in the recording of a $1,766 recoverable at December 31, 2024 and 2023 as an estimate of settlement from the reinsurer's estate. Death benefits in the Summary of Operations were reduced by the amount of the recoverable for paid claims, and premiums and annuity considerations for life and accident and health contracts in the Summary of Operations were reduced by the amount of the recoverable for waived and unearned premiums, for the year ended December 31, 2023.

33

NOTE 11 - REINSURANCE, (continued)

The Company conducts reinsurance business with Ameritas Life

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Reinsurance premium transactions with affiliated and other non-affiliated companies are summarized as follows:

	Years Ended December 31
	2024	2023	2022
Assumed	$ 7,807	$ 7,393	$ 8,784
Ceded	(25,214)	(26,828)	(26,596)
Reinsurance premiums, net	$ (17,407)	$ (19,435)	$ (17,812)

The following is a summary of affiliated transactions through reinsurance operations:

	Years Ended December 31
	2024	2023	2022
Premium income:
Assumed	$ 5,659	$ 5,800	$ 7,198
Ceded	2,062	2,289	2,266
Benefits to policyholders:
Assumed	16,621	12,880	24,006
Ceded	2,399	2,287	672
Reserves for life, accident and health policies:
Assumed	77,819	83,541	84,677
Ceded	39,631	42,693	43,724

No reinsurance contracts with risk-limiting features were identified for disclosure in any year.

34

NOTE 12 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets - Statutory Basis, is summarized as follows:

	2024	2023	2022
Total reserve for unpaid claims at January 1	$ 20,377	$ 19,179	$ 21,544
Less reinsurance assumed	(13,551)	(14,949)	(16,663)
Plus reinsurance ceded	13,866	12,450	13,360
Direct balance	20,692	16,680	18,241

Incurred related to:
Current year	29,869	30,170	29,374
Prior year	2,561	2,448	(2,870)
Total incurred	32,430	32,618	26,504

Paid related to:
Current year	26,404	25,450	24,726
Prior year	3,667	3,156	3,339
Total paid	30,071	28,606	28,065

Direct balance	23,051	20,692	16,680
Plus reinsurance assumed	12,739	13,551	14,949
Less reinsurance ceded	(15,300)	(13,866)	(12,450)
Total reserve for unpaid claims at December 31	$ 20,490	$ 20,377	$ 19,179

As a result of unfavorable/(favorable) settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses increased/(decreased) by $2,561, $2,448, and $(2,870) for the year ended December 31, 2024, 2023, and 2022, respectively. During 2024 and 2023, unfavorable claim runout for disability products was partially offset by favorable claim runout for group dental products. During 2022, favorable claim runout occurred for both disability income and group dental products. There was no change in methodologies nor assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2024, 2023, and 2022.

The Company paid and incurred assumed and ceded reinsurance claims as follows:

	2024	2023	2022
Paid assumed reinsurance claims	$ 3,214	$ 3,408	$ 3,807
Incurred assumed reinsurance claims	$ 2,402	$ 2,010	$ 2,091

Paid ceded reinsurance claims	$ 1,785	$ 1,596	$ 1,672
Incurred ceded reinsurance claims	$ 3,219	$ 3,012	$ 762

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 13 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed direct reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

35

NOTE 13 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES, (continued)

As of December 31, 2024 and 2023, respectively, the Company had $1,247,584 and $1,276,804 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the New York Department. Reserves to cover the above insurance totaled $8,262 and $8,501 at December 31, 2024 and 2023, respectively. Included in this total, as of December 31, 2024 and 2023, the Company had $65,327 and $95,527, respectively, of universal life insurance in force for which the guaranteed maturity premiums are less than the CRVM renewal net premiums. Additional reserves for this purpose totaled $4,527 and $4,649, at December 31, 2024 and 2023.

NOTE 14 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	3,072	—	3,072	3.3%
At fair value	—	276	276	0.3%
Total with adjustment or at fair value	3,072	276	3,348	3.6%
At book value without adjustment
(minimal or no charge)	85,477	—	85,477	91.4%
Not subject to discretionary withdrawal	4,694	—	4,694	5.0%
Total gross	93,243	276	93,519	100.0%
Reinsurance ceded	—	—	—
Total individual annuity reserves	$ 93,243	$ 276	$ 93,519
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ 303	$ —	$ 303

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 48,208	$ —	$ 48,208	6.9%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	435,874	435,874	62.0%
Total with adjustment or at fair value	48,208	435,874	484,082	68.9%
At book value without adjustment
(minimal or no charge)	216,145	—	216,145	30.7%
Not subject to discretionary withdrawal	3,035	—	3,035	0.4%
Total gross	267,388	435,874	703,262	100.0%
Reinsurance ceded	—	—	—
Total group annuity reserves	$ 267,388	$ 435,874	$ 703,262
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ —	$ —	$ —

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NOTE 14 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2024
	General Account	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	53,746	53,746	60.6%
Total with adjustment or at fair value	—	53,746	53,746	60.6%
At book value without adjustment
(minimal or no charge or adjustment)	987	—	987	1.1%
Not subject to discretionary withdrawal	33,937	—	33,937	38.3%
Total gross	34,924	53,746	88,670	100.0%
Reinsurance ceded	514	—	514
Total deposit-type funds	$ 34,410	$ 53,746	$ 88,156
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 395,041	$ 489,896	$ 884,937

	2023
	General Account	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	1,697	—	1,697	1.7%
At fair value	—	219	219	0.2%
Total with adjustment or at fair value	1,697	219	1,916	1.9%
At book value without adjustment
(minimal or no charge)	94,825	—	94,825	92.4%
Not subject to discretionary withdrawal	5,876	—	5,876	5.7%
Total gross	102,398	219	102,617	100.0%
Reinsurance ceded	—	—	—
Total individual annuity reserves	$ 102,398	$ 219	$ 102,617
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ 332	$ —	$ 332

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NOTE 14 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2023
	General Account	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$ 48,894	$ —	$ 48,894	7.0%
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	408,869	408,869	58.9%
Total with adjustment or at fair value	48,894	408,869	457,763	65.9%
At book value without adjustment
(minimal or no charge)	233,808	—	233,808	33.7%
Not subject to discretionary withdrawal	2,770	—	2,770	0.4%
Total gross	285,472	408,869	694,341	100.0%
Reinsurance ceded	—	—	—
Total group annuity reserves	$ 285,472	$ 408,869	$ 694,341

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$ —	$ —	$ —	— %
At book value less current surrender
charge of 5% or more	—	—	—	— %
At fair value	—	51,902	51,902	59.6%
Total with adjustment or at fair value	—	51,902	51,902	59.6%
At book value without adjustment
(minimal or no charge)	1,109	—	1,109	1.3%
Not subject to discretionary withdrawal	34,107	—	34,107	39.2%
Total gross	35,216	51,902	87,118	100.1%
Reinsurance ceded	509	—	509
Total deposit-type funds	$ 34,707	$ 51,902	$ 86,609
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) in the year after the statement date:	$ —	$ —	$ —
Total annuity reserves and deposit-type funds	$ 422,577	$ 460,990	$ 883,567

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the New York Department, and are provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2024	2023
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$ 359,695	$ 386,888
Exhibit 5, Supplementary Contracts with Life Contingencies, Total (net)	936	982
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	34,410	34,707
Subtotal	395,041	422,577
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	436,150	409,088
Other contact deposit funds	53,746	51,902
Subtotal	489,896	460,990
Total	$ 884,937	$ 883,567

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NOTE 15 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2024
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 88,346	$ 81,298	$ 88,663	$ —	$ —	$ —
Universal life with secondary guarantees	146,017	117,081	343,911	—	—	—
Indexed universal life with secondary guarantees	121,645	93,754	117,429	—	—	—
Other permanent cash value life insurance	—	111,453	187,673	—	—	—
Variable universal life	5,231	3,774	5,225	406	—	406
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	97,604	XXX	XXX	—
Accidental death benefits	XXX	XXX	49	XXX	XXX	—
Disability - active lives	XXX	XXX	2,785	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,163	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	39,642	XXX	XXX	—
Total gross	361,239	407,360	884,144	406	—	406
Reinsurance ceded	—	—	127,401	—	—	—
Total life reserves	$ 361,239	$ 407,360	$ 756,743	$ 406	—	$ 406

	2023
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$ 91,878	$ 91,874	$ 95,995	$ —	$ —	$ —
Universal life with secondary guarantees	146,218	121,348	328,349	—	—	—
Indexed universal life with secondary guarantees	108,156	90,604	103,925	—	—	—
Other permanent cash value life insurance	—	118,916	179,384	—	—	—
Variable universal life	5,586	5,926	5,600	343	—	343
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	99,695	XXX	XXX	—
Accidental death benefits	XXX	XXX	29	XXX	XXX	—
Disability - active lives	XXX	XXX	3,118	XXX	XXX	—
Disability - disabled lives	XXX	XXX	1,281	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	45,012	XXX	XXX	—
Total gross	351,838	428,668	862,388	343	—	343
Reinsurance ceded	—	—	135,804	—	—	—
Total life reserves	$ 351,838	$ 428,668	$ 726,584	$ 343	$ —	$ 343
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NOTE 15 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the New York Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2024	2023
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$ 715,310	$ 679,639
Exhibit 5, Accidental Death Benefits Section, Total (net)	44	22
Exhibit 5, Disability - Active Lives Section, Total (net)	934	1,047
Exhibit 5, Disability - Disabled Lives Section, Total (net)	879	1,016
Exhibit 5, Miscellaneous Reserves Section, Total (net)	39,576	44,860
Subtotal	756,743	726,584
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	406	343
Subtotal	406	343
Total	$ 757,149	$ 726,927

NOTE 16 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations at December 31 are as follows:

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$ 1,169	$ 400	$ 1,205	$ 445
Ordinary renewal	1,589	2,168	1,689	3,184
Total	$ 2,758	$ 2,568	$ 2,894	$ 3,629

NOTE 17 - SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2024 and 2023, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account. In accordance with the products/transactions recorded within the separate account, assets are considered legally separated or legally insulated from the general account. As of December 31, 2024 and 2023, the Company’s Separate Accounts included legally insulated assets of $490,303 and $461,332, respectively. The assets of the separate account are carried at NAV.

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company does not engage in securities lending transactions within the separate account.

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NOTE 17 - SEPARATE ACCOUNTS, (continued)

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2024	2023	2022
For the year ended December 31:
Premiums, considerations or deposits	$ 57,012	$ 60,326	$ 71,469
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value[1]	$ 490,303	$ 461,332

Reserves subject to discretionary withdrawal:
At fair value	$ 490,303	$ 461,332
Total included in “Separate account liabilities” in the
Balance Sheets – Statutory Basis	$ 490,303	$ 461,332

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2024	2023	2022
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$ 53,245	$ 56,393	$ 67,467
Transfers from the separate accounts	(79,305)	(49,675)	(79,461)
Net transfers from separate accounts	(26,060)	6,718	(11,994)
Reconciling adjustments:
Modco reinsurance agreement	(14)	7	6
Net transfers from separate accounts in the Summary of
Operations and Changes in Capital and Surplus –Statutory
Basis of the Company	$ (26,074)	$ 6,725	$ (11,988)

1There are no assumption reinsurance transfers in any year.

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